EXHIBIT 10.12


              EIGHTH AMENDMENT TO RESTATED BUSINESS LOAN AGREEMENT
                                   AND WAIVER

      THIS EIGHTH AMENDMENT TO RESTATED BUSINESS LOAN AGREEMENT AND WAIVER (the "Amendment") is entered into as of October 31, 1999, between FRESH AMERICA CORP., a Texas corporation ("BORROWER"), the "SUBSIDIARY/DEBTORS" (herein so called) named on the signature pages of this amendment, and BANK OF AMERICA, N.A., formerly Bank of America NT & SA, successor in interest by merger with Bank of America, N.A., formerly NationsBank, N.A. ("BANK").

      Borrower and Bank entered into the Restated Business Loan Agreement dated February 2, 1998 (as amended, extended, renewed, or restated, the "LOAN Agreement"), providing Borrower with a revolving line of credit. Borrower has requested Bank to amend certain provisions of the Loan Agreement as provided in PARAGRAPH 2 below, and Bank has, upon and subject to the terms of this amendment, agreed to those amendments. Accordingly, for adequate and sufficient consideration, Bank, Borrower, and Subsidiary/Debtors hereby agree as follows:

      1. DEFINITIONS. Capitalized terms used herein and defined in the Loan Agreement shall have the meanings set forth in the Loan Agreement except as otherwise provided herein.

      2. AMENDMENTS. The Credit Agreement is amended as follows:

            (A) SECTION 2.1(A) is entirely amended as follows:

                  DURING THE AVAILABILITY PERIOD DESCRIBED BELOW, THE BANK WILL PROVIDE A LINE OF CREDIT TO THE BORROWER. THE AMOUNT OF THE LINE OF CREDIT (THE "REVOLVING FACILITY COMMITMENT") IS, FROM NOVEMBER 1, 1999, THROUGH NOVEMBER 15, 1999, $22,000,000, AND,
                  THEREAFTER, $20,000,000, WHICH AMOUNT IS (I) NOT SUBJECT TO ANY ADJUSTED BORROWING BASE RESTRICTIONS OR REDUCTIONS FROM NOVEMBER 1, 1999, THROUGH NOVEMBER 15, 1999, BUT (II) SUBJECT TO ADJUSTED BORROWING BASE RESTRICTIONS AND REDUCTIONS AT ALL TIMES AFTER NOVEMBER 15, 1999, IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

            (B) SECTION 10.3 is amended to add subsection (i) thereto to read as follows:

                  (I) ON OR BEFORE FRIDAY OF EACH WEEK, BORROWER'S WEEKLY FLASH REPORT OF REVENUES FOR THE PREVIOUS WEEK.

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      3. WAIVERS. Subject to the terms and conditions hereof, Bank hereby waives, but only during the Waiver Period (hereinafter defined), the Specified Defaults (hereinafter defined); PROVIDED, HOWEVER, that Bank's waiver of the Specified Defaults and its rights and remedies as a result of the occurrence thereof shall not constitute and shall not be deemed to constitute a waiver of any other Default or Potential Default, whether arising as a result of further violations of any provision of the Loan Agreement previously violated, or a waiver of any rights and remedies arising as a result of such other Defaults or Potential Defaults. As used herein, "WAIVER PERIOD" shall mean the period commencing on the effective date of this Amendment and terminating on the earlier to occur of (i) any further Default or Potential Default, and (ii) November 15, 1999. As used herein, "SPECIFIED DEFAULTS" shall mean the failure of Borrower to observe the covenants set forth in Section 10.4, Section 10.5,
Section 10.6, Section 10.7, Section 10.8, and Section 10.11 of the Loan Agreement for the fiscal quarter ended October 1, 1999. At the end of the Waiver Period, the waiver of the Specified Defaults will automatically terminate.

      4. CONDITIONS PRECEDENT. This Amendment will not become effective until Bank has received counterparts of this amendment duly executed and delivered by Bank, Borrower, and each other party named on the signature page below.

      5. CONTINUED EFFECT. Except to the extent provided herein, all terms, provisions, and conditions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed, and the Loan Agreement and the other Loan Documents shall remain enforceable and binding in accordance with their respective terms. Borrower and each Subsidiary/Debtor confirms and agrees that the other Loan Documents, and the guaranties, liens, and security interests granted therein, shall continue to assure and secure Borrower's obligations and indebtedness to Bank, direct or indirect, arising pursuant to the Revolving Note and the Loan Agreement, whether or not such other Loan Documents shall be expressly affected by this Amendment. All references in the Loan Documents to the Loan Agreement shall hereafter be deemed to be references to the Loan Agreement affected by this Amendment.

      6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same document, and each party hereto may execute this Amendment by signing any of such counterparts. Telecopies of signatures shall be binding and effective as originals.

      7. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon, and inure to be the benefit of, the parties hereto and their respective heirs, administrators, successors and assigns.

      8. NO ORAL AGREEMENTS. THIS WRITTEN DOCUMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES IN RESPECT OF THE MATTERS COVERED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      9. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

      10. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Loan Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE FOLLOWS.

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                                 SIGNATURE PAGE

      IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to Restated Business Loan Agreement and Waiver to be executed as of the date first written above.


BANK  OF  AMERICA,   N.A.  (formerly
Bank of America  NT & SA,  successor   FRESH AMERICA CORP., as BORROWER
in  interest  by merger with Bank of
America,        N.A.,       formerly
NationsBank, N.A.), as BANK



By  /S/  WILLIAM  E.  LIVINGSTONE, IV  By /S/ JOHN H. GRAY
    ---------------------------------     --------------------------------------
    William E. Livingstone, IV            John H. Gray, Executive Vice President
    Managing Director

                              CONSENT AND AGREEMENT

To induce Bank to enter into this Amendment the undersigned jointly and severally (a) consent and agree to this Amendment's execution and delivery, (b) ratify and confirm that all guaranties, assurances, liens, and subordinations granted, conveyed, or assigned to Bank under the Loan Documents (as they may have been renewed, extended, and amended) (i) are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment, and (ii) continue to guarantee, assure, secure, and subordinate other debt to the full payment and performance of all present and future obligations under the Loan Documents, and (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Bank and its successors and permitted assigns.

COLUMBIA MARKETING SERVICES, INC.,
JNC ACQUISITION CORP.,
FRESH AMERICA ARIZONA, INC.,
FRESH AMERICA CALIFORNIA, INC.,
ELEANOR CORPORATION,
TORONTO CORPORATION,
FRESH AMERICA LOUISIANA, INC.,
FRESH AMERICA GEORGIA, INC.,
FRESH AMERICA FLORIDA, INC.,
HEREFORD HAVEN, INC.,
FRANCISCO ACQUISITION CORP.,
SAM PERRICONE CITRUS CO., each as a SUBSIDIARY/DEBTOR

By  /S/ JOHN H. GRAY
    John H. Gray, Vice President of each of the above companies

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